UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 17, 2018
Date of Report (Date of earliest event reported)

XERIUM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14101 Capital Boulevard, Youngsville, NC 27596
(Address of principal executive offices)

(919) 526-1400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger (as defined and described under Item 2.01), the Revolving Credit and Guaranty Agreement dated as of November 3, 2015, as amended, by and among Xerium Technologies, Inc., a Delaware corporation (the “Company”), the other borrowers party thereto, the guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and J.P. Morgan Europe Limited, as European Administrative Agent and European Collateral Agent, was terminated and all obligations outstanding thereunder were paid off and extinguished effective as of October 17, 2018.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 17, 2018, the Company completed its merger with XYZ Merger Sub, Inc. (“Merger Subsidiary”), a Delaware corporation and an indirect wholly owned subsidiary of Andritz AG, a joint stock corporation organized under the laws of Austria with its seat at Graz, Austria (“Parent”), whereby Merger Subsidiary merged with and into the Company, with the Company surviving as an indirect wholly owned subsidiary of Parent (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of June 24, 2018, by and among the Company, Merger Subsidiary and Parent (the “Merger Agreement”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company outstanding immediately prior to the Effective Time (other than any shares owned by the Company and its subsidiaries or Parent and its subsidiaries (including Merger Subsidiary) or any dissenting shares) was converted into the right to receive $13.50 per share in cash, without interest (the “Merger Consideration”). The aggregate Merger Consideration consisted of approximately $231.8 million.

The Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2018, contains additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated into this report by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 17, 2018, in connection with the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed, and requested that trading of the Company’s common stock on the NYSE be suspended. In addition, the Company requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Company’s common stock from the NYSE.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred and the Company became an indirect wholly owned subsidiary of Parent. Parent funded the acquisition through cash on hand and other funds available. The information set forth above is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Merger, at the Effective Time, each member of the board of directors of the Company (the “Board”) ceased serving in such capacity. The members of the Board immediately prior to the Effective Time were Mark Staton, Roger A. Bailey, Ambassador April H. Foley, Joseph J. Gurandiano, John F. McGovern, Mitchell I. Quain, Alexander Toeldte and James F. Wilson.

In accordance with the terms of the Merger Agreement, as of the Effective Time, the directors of Merger Subsidiary, Wolfgang Leitner, Humbert Köfler, Mark von Laer, Joachim Schönbeck and Dietmar Heinisser, became, and will remain, the directors of the Company until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, upon consummation of the Merger on October 17, 2018, the certificate of incorporation and the bylaws of the Company were each amended and restated in their entirety.

The Amended and Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03. The Amended and Restated Bylaws of the Company are filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On October 17, 2018, Parent issued a press release announcing the completion of the Merger and the acquisition of the Company by Parent, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of June 24, 2018, by and among Xerium Technologies, Inc., Andritz AG and XYZ Merger Sub, Inc.* (incorporated by reference to Ex. 2.1 to the Company’s Current Report on Form 8-K filed on June 25, 2018)

3.1	Amended and Restated Certificate of Incorporation of Xerium Technologies, Inc. (filed herewith)
3.2	Amended and Restated Bylaws of Xerium Technologies, Inc. (filed herewith)
99.1	Press release dated October 17, 2018 (filed herewith)

*    Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: October 17, 2018	By	/s/ Phillip B. Kennedy
	Name:	Phillip B. Kennedy
	Title:	Executive Vice President, General Counsel & Secretary